UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

Accenture SCA

(Exact name of Registrant as specified in its charter)

Luxembourg	000-49713	98-0351796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46A, avenue J.F. Kennedy

L-1855 Luxembourg

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (352) 26 42 35 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2015, Accenture SCA (the “Company”) and Accenture Holdings plc (“Accenture Holdings”) entered into the common draft terms of merger (the “Common Draft Terms of Merger”) with respect to the proposed merger of Accenture Holdings and the Company. Both the Company and Accenture Holdings are subsidiaries of Accenture plc.

The Common Draft Terms of Merger provide, among other things, that upon the terms and subject to the conditions set forth therein, the Company will merge with and into Accenture Holdings (the “Merger”), with Accenture Holdings as the surviving entity. If the Merger is consummated, the Company’s shareholders will receive, on a one-for-one basis, ordinary shares of Accenture Holdings for Class I Common Shares of the Company.

The Common Draft Terms of Merger are subject to approval by the shareholders of the Company at its extraordinary general meeting of all shareholders to be held on June 26, 2015 (the “Extraordinary General Meeting”). Accenture plc held 95% of the Company’s Class I Common Shares entitled to vote as of the record date for the Extraordinary General Meeting and will vote in favor of approving the Common Draft Terms of Merger. Therefore, the proposal to approve the Common Draft Terms of Merger will be passed. Assuming the other conditions to the Merger are satisfied, the Company expects to complete the Merger on or about August 26, 2015.

The foregoing summary of the Merger, the Common Draft Terms of Merger and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the Common Draft Terms of Merger, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report contains “forward-looking statements” about the business and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the proposed Merger and the timing thereof, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Statements in this Current Report speak only as of the date they were made, and the Company undertakes no duty to update any forward-looking statements made in this Current Report or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is attached to this Current Report on Form 8-K

2.1	Common Draft Terms of Merger by and between Accenture Holdings plc and Accenture SCA, dated May 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	ACCENTURE SCA, represented by its general partner, Accenture plc, itself represented by its duly authorized signatory

	By:	/s/ Julie Spellman Sweet
	Name:	Julie Spellman Sweet
	Title:	General Counsel, Secretary & Chief Compliance Officer of Accenture plc, general partner of Accenture SCA

EXHIBIT INDEX

Exhibit No.	Description

2.1	Common Draft Terms of Merger by and between Accenture Holdings plc and Accenture SCA, dated May 18, 2015.